SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

This SECOND Amendment to STOCK PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of April 22, 2013, by and among SILVERMARK LLC, a Delaware limited liability company (“Purchaser”), or its assignee(s), FLORIDA GAMING CORPORATION, a Delaware corporation (“Seller”), and FLORIDA GAMING CENTERS, INC., a Florida corporation (“Company”).

RECITALS

WHEREAS, Seller, Purchaser and Company previously entered into that certain Stock Purchase Agreement dated as of November 25, 2012, as amended by that certain Amendment to Stock Purchase Agreement dated as of February 21, 2013 (as so amended, the “Agreement”), for the purchase and sale of all of the shares of capital stock in Company, on the terms and conditions set forth in the Agreement, and for other matters described therein; and

WHEREAS, the Agreement provides that the parties may extend the Expiration Time to a later date as the parties may agree upon in writing; and

WHEREAS, Purchaser, Seller and Company wish to amend and modify certain provisions of the Agreement and extend the Expiration Time as provided herein, all subject to and upon the terms and conditions set forth in this Amendment; and

WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                  Incorporation of Recitals. The foregoing recitals are true and correct and are incorporated herein by reference.

2.                  Amendment No. 1. The Agreement is hereby amended as follows: The definition of the term “Expiration Time”, as set forth in Section 12.01(c) of the Agreement, is hereby deleted in its entirety and replaced with the following:

“4:00 P.M., E.T. on May 10, 2013 (or such other date and time as Purchaser and Seller may agree upon in writing).”

3.                  Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange or delivery of copies of this Amendment and of signature pages by facsimile or email transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. The signature of a party transmitted by facsimile or email shall be deemed to be its original signature for all purposes.

4.                  Authority. Each Person who executes and delivers this Amendment on behalf of any of the parties hereto represents and warrants that such Person has the full right, power and authority to execute and deliver this Amendment on behalf such party, and each of the parties hereto represents and warrants that it has the full right, power and authority to enter into and be bound by the terms and conditions of this Amendment.

5.                  Conflicts. This Amendment constitutes an integral part of the Agreement. In the event of conflicts or inconsistencies between the provisions of the Agreement and the provisions of this Amendment, this Amendment shall control.

6.                  Full Force and Effect. Except as otherwise modified hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Second Amendment to Stock Purchase Agreement has been duly authorized, executed and delivered by the parties hereto as of the date first set forth above.

“PURCHASER”:

SILVERMARK LLC,
a Delaware limited liability company

By:	/s/ Alexander Silverman
Name: Alexander Silverman
Title: Managing Member

“SELLER”:

FLORIDA GAMING CORPORATION,
a Delaware corporation

By:	/s/ William B. Collett, Jr.
Name: William B. Collett, Jr.
Title: CEO

“COMPANY”:

FLORIDA GAMING CENTERS, INC.,
a Florida corporation

By:	/s/ William B. Collett, Jr.
Name: William B. Collett, Jr.
Title: CEO

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